UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1776

Name of Registrant:	Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005- September 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Wellesley® Income Fund

> Annual Report

September 30, 2006

>	For the fiscal year ended September 30, 2006, Vanguard Wellesley Income Fund returned better than 7.5%.

>	The advisor’s selections among financial and telecommunications firms were particularly strong.

>	The fund’s performance was in line with that of its benchmark and well ahead of the average return among peer funds for the year.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	31
About Your Fund’s Expenses	32
Trustees Approve Advisory Agreement	34
Glossary	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	7.6%
Admiral™ Shares[1]	7.7
Wellesley Composite Index[2]	7.7
Average Mixed-Asset Target Conservative Fund[3]	5.0

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$21.66	$21.95	$0.903	$0.384
Admiral Shares	52.47	53.18	2.245	0.930

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Lehman Credit A or Better Index. For stocks: the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%). As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

In a slowing economic environment that saw investors take a defensive turn, Vanguard Wellesley Income Fund’s high-quality corporate bonds and blue-chip, dividend-paying stocks performed well. The fund’s Investor Shares returned 7.6%, and the Admiral Shares gained 7.7%, in line with the return for the fund’s blended benchmark and well ahead of the average return among peer funds.

Bonds benefited from declining inflation expectations, which moderated weakness in bond prices. Corporate bonds fared well, owing to strong balance sheets, low interest rates, and relatively attractive yield coupons. The fund’s stock portfolio did particularly well, led by strong profit growth at diversified financial institutions.

If you own the fund in a taxable account, you may wish to review the details of the fund’s after-tax returns on page 31.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher.

The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Although the minority, stock holdings posted major gains

Although Wellesley Income Fund’s bond portfolio was much larger—at roughly 61%

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire Market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad Taxable Market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

of assets on average—it was the fund’s 38% weighting in stocks that drove performance for the period.

The stock portfolio’s gains came largely from favorable stock selections by the fund’s advisor, Wellington Management Company, in financial services, telecommunications, and industrials. The list of the top ten contributors to performance is dominated by banks such as Bank of America, UBS, JPMorgan Chase, and Citigroup. Bank of America’s fortunes were aided by an 18% profit increase in the third calendar quarter, propelled by higher trading revenues and credit card fees. The others were boosted by their investment banking operations and strong income from their global businesses. AT&T and BellSouth, undergoing a merger, were also top contributors.

Stock performance relative to the fund’s index was marred by overexposure to the weak-performing energy and materials sectors. ConocoPhillips was the leading detractor from performance for the year, and the fund’s utility and chemical company holdings also lagged.

For more details on the fund’s performance over the course of the year, see the Advisor’s Report on page 6.

Your fund’s conservative strategy continued to produce healthy gains

Over the long term, the fund’s income-oriented strategy has rewarded investors well. The fund’s average yearly return over the past decade is nearly 1 percentage point ahead of its index, which carries no investment or trading expenses. In addition, the fund is more than 3 percentage points in front of the average return among peer funds—impressive, given that Wellesley has historically carried a higher allocation to bonds than its peers.

A hypothetical investment of $10,000 made on September 30, 1996, would have grown to $23,503 in your fund, while a comparable investment would have grown to only $17,439 compounded at the average for competing funds—offering more than $6,000 in additional shareholder wealth for the Wellesley Fund investor.

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Mixed-Asset
			Target
	Investor	Admiral	Conservative
	Shares	Shares	Fund
Wellesley Income Fund	0.25%	0.14%	1.18%

1.Fund expense ratios reflect the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

The advisor’s deft moves during bear markets contributed strongly to this success. The fund has had just one negative calendar-year return (–4.1%) during the decade ending with 2005. By comparison, the Standard & Poor’s 500 Index had three negative years out of ten, with declines of –9.1%, –11.9%, and –22.1% during the 2000–2002 bear market. By selecting carefully from among highly rated corporate bonds and from stocks with attractive valuations—and by focusing on a high level of income—Wellington Management has helped investors dodge the worst of the market’s downdrafts.

Provision your portfolio for a long-term journey

Although stock and bond markets finished the 12-month period with solid returns, the journey was circuitous: a strong start, a mid-May swoon, and a powerful finish. These ups and downs are an unavoidable fact of investing life.

Our time-tested counsel to shareholders navigating the market’s peaks and valleys in pursuit of long-term goals is to diversify both within and across asset classes. Although the Wellesley Income Fund offers exposure to both stocks and bonds, this exposure falls within a narrow range—intermediate-term corporate bonds, and income-oriented, large-cap stocks. As one component in a portfolio diversified across asset classes, the Wellesley Income Fund gives you a chance to benefit from the advisor’s demonstrated skill in selecting securities within the fund’s areas of focus.

Sticking with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to your unique circumstances can be critical to your long-term investing success. Vanguard Wellesley Income Fund can play an important role in such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 18, 2006

Total Returns
Ten Years Ended September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Wellesley Income Fund Investor Shares	8.9%	$23,503
Wellesley Composite Index	8.0	21,534
Average Mixed-Asset Target Conservative Fund	5.7	17,439

Advisor’s Report

The Investor Shares of Vanguard Wellesley Income Fund marginally underperformed the composite benchmark for the fiscal year 2006. For the 12 months ended September 30, 2006, the Investor Shares returned 7.6%, versus 7.7% for the benchmark, although the fund’s Admiral Shares matched the benchmark’s return.

The fund’s stock holdings returned 10.5% for the last 6 months and 14.9% for the last 12 months, while the stock portion of the benchmark returned 8.0% and 16.1%, respectively, for the same periods. The benchmark’s stock portion is weighted 75% in the S&P 500/Citigroup Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Integrated Telecommunication Services Index. (The S&P 500/Citigroup Value Index replaced the S&P 500/Barra Value Index as of July 1, 2006.)

Wellesley’s fixed income holdings returned 4.0% and 3.3% for the 6-month and 12-month periods, respectively. These results were similar to the benchmark returns of 4.1% and 3.4% over the same periods. The benchmark is the Lehman Credit A or Better Index, an intermediate-maturity index of high-quality corporate bonds.

Investment environment

As the fund’s fiscal year came to a close, the economy had begun to slow after the robust growth of the first half of 2006. In particular, new housing starts were declining rapidly, automotive manufacturers had announced production cuts, and consumer spending was showing signs of slowing in response to the higher interest rates and energy prices that prevailed earlier in the period.

In light of these decelerating dynamics, we anticipate that U.S. economic growth will slow to the 2% to 3% range without triggering a recession. We have recently seen significant declines in interest rates and the price of oil, which may cushion the impact of any economic weakness on heavily indebted consumers. Global economic growth remains strong as major economies expand concurrently, and despite our expectation that domestic economic growth will slow, we anticipate global economic growth will remain strong over the next 12 months.

In the fixed income markets, the Federal Reserve Board’s tighter monetary policy has reined in economic growth. While long-term interest rates are slightly higher now than they were a year ago, short-term interest rates have risen substantially more than long-term rates over the same period. This flattening yield curve has suppressed consumer demand for adjustable rate mortgages. An increase in real estate inventory is pressuring home sale prices as well as segments of the economy linked to real estate. Home builders reported an increase in canceled home orders, and retailers such as Lowe’s and Home Depot announced lower earnings forecasts.

Bonds did not significantly underperform other asset classes during the past 12 months despite having been plagued by increased equity-friendly activity, such as leveraged buyouts and share repurchase programs. Within the credit sector, lower-quality bonds outperformed higher-quality bonds. Structured products, such as collateralized mortgage-backed and asset-backed securities, outperformed most asset classes during the year.

The fund’s successes

In Wellesley’s stock portfolio, an underweighted position in the industrials and information technology sectors helped performance compared with the stock benchmark. Within industrials, Caterpillar was a top contributor owing to better-than-expected earnings.

The fund also benefited from favorable stock selection in the industrials, financials, health care, and telecommunication services sectors. UBS was a strong performer within the financials sector, as the underlying value of its private banking business has become more recognizable in the marketplace. Bank of America also performed well as investors gained confidence in its growth prospects. Pfizer was a top contributor in the health care sector.

For the bond portfolio, favorable allocations to collateralized and hybrid mortgage-backed securities helped performance. Our overweighted position and credit selection within the insurance industry also boosted fund returns.

The fund’s shortfalls

The energy sector was the largest detractor from performance in the fund’s stock portion because of our overweighted position and unfavorable stock selection. ConocoPhillips performed poorly following its acquisition of Burlington Resources.

Poor stock selection in the materials and utilities sectors also detracted from performance. Within the materials sector, Dow Chemical was a weak performer because of its inability to pass on rising raw material costs.

Our bond holdings in the communications industry detracted from relative performance. An increase in rating-agency activity was a negative for the market. The number of fund holdings that were downgraded in credit quality equaled those that were upgraded. While our ratio of downgrades to upgrades was better than that of the market, we expected to have more upgrades than downgrades.

The fund’s positioning

The fund holds an overweighted equity stake in materials because we believe that the sector has attractive dividend yields and that the future earnings power for many of these companies is being underestimated by the marketplace. We have minimal exposure to the information technology sector because of the lack of attractively priced stocks that pay dividends.

With regard to the bond portfolio, we expect economic activity to trend lower without a significant deceleration in growth. We think the Fed will hold rates steady through the end of the year, and as a result, we have positioned the average duration of our bond holdings to be longer than that of the benchmark. The risks to this strategy are higher energy prices and accelerating wage growth, which could help push interest rates higher.

As mentioned earlier, the corporate credit markets are becoming riskier; as a result, we have continued to position the portfolio more conservatively. We are emphasizing higher-quality securities that carry less credit risk, which can be seen in our recent purchases of commercial and traditional mortgage-backed securities. We purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

The dominant theme that guides the fund’s bond investment strategy is our commitment to provide shareholders with an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizeable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Portfolio changes

Our stock purchases over the past 12 months exhibit no overall theme, but rather reflect stock-specific fundamentals. Among our largest purchases were General Electric, Chevron, Pitney Bowes, and Allstate. We eliminated our positions in Caterpillar and BP because they achieved our price targets, and eliminated National City as a result of deteriorating fundamentals. We trimmed our position in ConocoPhillips because of reduced earnings power resulting from its acquisition of Burlington Resources.

Earl E. McEvoy, Senior Vice President

John R. Ryan, Senior Vice President

Wellington Management Company, LLP

October 23, 2006

Fund Profile

As of September 30, 2006

Total Fund Characteristics
Fund
Yield
Investor Shares	4.4%
Admiral Shares	4.5%
Turnover Rate	19%
Expense Ratio
Investor Shares	0.25%
Admiral Shares	0.14%
Short-Term Reserves	1%

Sector Diversification (% of equity portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	0%	9%	12%
Consumer Staples	10	5	9
Energy	11	8	9
Financials	30	33	23
Health Care	7	4	12
Industrials	6	14	11
Information Technology	0	9	15
Materials	11	5	3
Telecommunication Services	12	7	3
Utilities	13	6	3

Total Fund Volatility Measures[3]
	Fund Versus	Fund Versus
	Composite Index[4]	Broad Index[2]
R-Squared	0.86	0.22
Beta	0.91	0.21

Ten Largest Stocks[5] (% of equity portfolio)

AT&T Inc.	integrated telecommunications services	6.0%
Bank of America Corp.	diversified financial services	5.9
ExxonMobil Corp.	integrated oil and gas	4.9
Citigroup, Inc.	diversified financial services	4.6
FPL Group, Inc.	electric utilities	4.5
Altria Group, Inc.	tobacco	3.4
BellSouth Corp.	integrated telecommunications services	3.3
General Electric Co.	industrial conglomerates	3.0
PNC Financial Services Group	regional banks	3.0
Chevron Corp.	integrated oil and gas	2.9
Top Ten		41.5%
Top Ten as % of Total Net Assets		15.8%

Fund Asset Allocation

1 S&P 500/Citigroup Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary on pages 35 and 36.

4 Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunications Services Index (4.5%) until July 1, 2006, when the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Equity Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	57	350	4,974
Median Market Cap	$59.1B	$49.0B	$27.5B
Price/Earnings Ratio	15.3x	15.8x	17.2x
Price/Book Ratio	2.5x	2.3x	3.7x
Dividend Yield	3.3%	2.3%	1.7%
Return on Equity	19.3%	15.0%	15.4%
Earnings Growth Rate	12.5%	15.5%	15.7%
Foreign Holdings	1.0%	0.0%	1.1%

Fixed Income Characteristics
	Comparative		Broad
	Fund	Index[3]	Index[4]
Number of Bonds	386	1,844	6,938
Yield to Maturity	5.4%[5]	5.4%	5.3%
Average Coupon	5.6%	5.5%	5.3%
Average Effective Maturity	9.0 years	8.9 years	7.1 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	5.9 years	5.6 years	4.6 years

Sector Diversification[7](% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	10%
Finance	33
Foreign	10
Government Mortgage-Backed	2
Industrial	33
Treasury/Agency	4
Utilities	5
Other	3

Distribution by Credit Quality[6](% of fixed income portfolio)

Aaa	27%
Aa	28
A	33
Baa	9
Not Rated	3

Investment Focus

Investment Focus

1 S&P 500/Citigroup Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Lehman Credit A or Better Index.

4 Lehman Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value of
	Periods Ended September 30, 2006			a $10,000
	One Year	Five Years	Ten Years	Investment
Wellesley Income Fund Investor Shares	7.61%	6.77%	8.92%	$23,503
Lehman Aggregate Bond Index	3.67	4.81	6.42	18,631
Dow Jones Wilshire 5000 Index	10.48	8.64	8.62	22,871
Wellesley Composite Index[1]	7.74	6.53	7.97	21,534
Average Mixed-Asset Target Conservative Fund[2]	4.96	4.63	5.72	17,439

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
Wellesley Income Fund Admiral Shares	7.74%	6.87%	6.88%	$143,067
Lehman Aggregate Bond Index	3.67	4.81	5.53	133,571
Dow Jones Wilshire 5000 Index	10.48	8.64	4.45	126,376
Wellesley Composite Index[1]	7.74	6.53	5.50	133,422

1 Bond component (65% weighting) is Lehman Long Credit AA or Better Index through March 31, 2000, and Lehman Credit A or Better Index thereafter. Stock component is S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%). As of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.

2 Derived from data provided by Lipper Inc.

3 May 14, 2001.

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

		Wellesley Income Fund		Composite
			Investor Shares	Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	15.5%	6.4%	21.9%	20.3%
1998	8.1	5.8	13.9	12.8
1999	–5.3	5.0	–0.3	3.2
2000	2.5	5.8	8.3	9.3
2001	7.6	5.3	12.9	2.6
2002	–4.4	4.7	0.3	–4.8
2003	6.1	4.6	10.7	14.4
2004	4.2	4.4	8.6	9.3
2005	2.8	4.1	6.9	7.0
2006	3.2	4.4	7.6	7.7

1.Bond component (65% weighting) is Lehman Long Credit AA or Better Index through March 31, 2000, and Lehman Credit A or Better Index thereafter. Stock component is S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%). As of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. Note: See Financial Highlights tables on pages 25 and 26 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.8%)
Agency Bonds and Notes (2.5%)
1	Federal Home Loan Bank	4.375%	3/17/10	80,000	78,712
1	Federal Home Loan Bank	5.500%	7/15/36	20,000	21,065
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	64,000	68,207
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	40,000	38,766
1	Federal National Mortgage Assn.	7.125%	6/15/10	33,000	35,449
1	Financing Corp.	10.700%	10/6/17	2,755	4,034
1	Financing Corp.	9.650%	11/2/18	4,090	5,735
1	Financing Corp.	8.600%	9/26/19	3,330	4,412
	Private Export Funding Corp.	4.550%	5/15/15	6,065	5,852
	Private Export Funding Corp.	4.950%	11/15/15	13,350	13,246
1	Tennessee Valley Auth.	4.375%	6/15/15	35,000	33,333
					308,811
Mortgage-Backed Securities (1.3%)
[1,2]	Federal National Mortgage Assn.	4.500%	2/1/35	23,128	21,606
[1,2]	Federal National Mortgage Assn.	4.500%	8/1/35	38,938	36,376
[1,2]	Federal National Mortgage Assn.	4.500%	10/1/33	50,000	46,672
[1,2]	Federal National Mortgage Assn.	6.000%	10/1/36	50,000	50,203
					154,857
Total U.S. Government and Agency Obligations
(Cost $467,828)					463,668
Corporate Bonds (49.5%)
Asset-Backed Securities (6.2%)
2	Adjustable Rate Mortgage Trust	5.723%	3/25/36	7,494	7,535
[2,3]	Aesop Funding II LLC	3.950%	4/20/09	21,800	21,474
2	American Express Credit Account Master Trust	4.350%	12/15/11	12,000	11,823
2	BMW Vehicle Owner Trust	4.280%	2/25/10	25,655	25,352
2	Banc of America Commercial Mortgage Inc.	5.930%	5/10/45	25,000	25,838
2	Banc of America Commercial Mortgage, Inc.	5.353%	9/10/47	19,180	18,993
2	Bank One Issuance Trust	3.590%	5/17/10	25,000	24,632
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.633%	4/12/38	14,575	14,833
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.625%	3/11/39	29,615	29,920
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.871%	9/11/42	9,500	9,181
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.302%	10/12/42	27,445	27,167
2	Capital Auto Receivables Asset Trust	2.960%	1/15/08	11,873	11,789
2	Capital Auto Receivables Asset Trust	3.750%	7/15/09	20,000	19,578
2	Capital One Prime Auto Receivables Trust	3.690%	6/15/10	15,740	15,457
2	Chase Manhattan Auto Owner Trust	2.570%	2/16/10	8,246	8,087
2	Citibank Credit Card Issuance Trust	2.900%	5/17/10	8,500	8,217

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Citibank Credit Card Issuance Trust	4.550%	6/20/17	15,000	14,358
2	Citigroup Mortgage Loan Trust, Inc.	4.724%	4/25/35	16,047	16,000
2	Citigroup/Deutsche Bank Commercial Mortgage	5.399%	7/15/44	20,000	19,902
2	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	20,000	19,673
2	Commercial Mortgage Pass-Through Certificates	5.962%	6/10/46	25,000	25,888
2	Connecticut RRB Special Purpose Trust	6.210%	12/30/11	12,870	13,366
2	Ford Credit Auto Owner Trust	3.540%	11/15/08	9,780	9,628
[2,3]	GE Business Loan Trust	4.378%	6/15/33	13,329	12,937
2	GS Mortgage Securities Corp. II	4.751%	7/10/39	20,000	19,256
2	GSR Mortgage Loan Trust	4.599%	4/25/35	15,150	15,159
2	Greenwich Capital Commercial Funding Corp.	4.533%	1/5/36	20,000	19,428
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	23,200	22,973
2	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	12,225	12,147
2	Honda Auto Receivables Owner Trust	2.400%	2/21/08	8,929	8,877
2	Honda Auto Receivables Owner Trust	3.280%	2/18/10	10,200	9,943
2	JPMorgan Chase Commercial Mortgage Securities	4.918%	10/15/42	20,000	19,348
2	JPMorgan Chase Commercial Mortgage Securities	5.481%	12/12/44	6,960	7,013
2	JPMorgan Chase Commercial Mortgage Securities	5.344%	12/15/44	22,610	22,271
2	John Deere Owner Trust	2.320%	12/17/07	4,919	4,895
2	LB-UBS Commercial Mortgage Trust	4.954%	9/15/30	12,545	12,206
2	Massachusetts RRB Special Purpose Trust	3.780%	9/15/10	9,453	9,313
2	Merrill Lynch Mortgage Trust	5.047%	7/12/38	20,400	19,976
2	Morgan Stanley Capital I	5.230%	9/15/42	13,525	13,385
2	Morgan Stanley Capital I	5.945%	10/15/42	25,000	25,508
2	Morgan Stanley Capital I	5.162%	10/12/52	10,000	9,858
2	Morgan Stanley Capital I	4.540%	7/15/56	20,000	19,343
2	Nissan Auto Receivables Owner Trust	2.610%	7/15/08	4,060	4,023
2	Onyx Acceptance Owner Trust	2.660%	5/17/10	5,389	5,339
2	Onyx Acceptance Owner Trust	3.910%	9/15/11	25,000	24,235
2	USAA Auto Owner Trust	2.670%	10/15/10	5,000	4,911
2	USAA Auto Owner Trust	4.130%	11/15/11	12,010	11,821
2	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	20,000	19,663
2	Whole Auto Loan Trust	3.040%	4/15/09	7,505	7,465
2	World Omni Auto Receivables Trust	3.820%	11/12/11	4,625	4,525
					764,509
Finance (20.3%)
	Banking (11.4%)
	Associates Corp. of North America	6.250%	11/1/08	25,000	25,526
	BB&T Corp.	6.500%	8/1/11	25,000	26,370
	BB&T Corp.	4.750%	10/1/12	16,000	15,554
	BB&T Corp.	5.250%	11/1/19	19,000	18,444
	Banc One Corp.	7.750%	7/15/25	25,000	29,987
	Bank One Corp.	2.625%	6/30/08	15,000	14,359
	Bank of America Corp.	3.250%	8/15/08	14,750	14,249
	Bank of America Corp.	3.375%	2/17/09	27,000	26,026
	Bank of America Corp.	4.875%	1/15/13	43,100	42,135
	Bank of America Corp.	5.375%	6/15/14	25,525	25,599
	Bank of New York Co., Inc.	5.200%	7/1/07	35,000	34,992
	Citicorp	6.650%	12/15/10	25,000	26,316
	Citigroup, Inc.	4.125%	2/22/10	12,000	11,630
	Citigroup, Inc.	6.500%	1/18/11	10,000	10,501
	Citigroup, Inc.	6.625%	6/15/32	9,000	9,897
	Citigroup, Inc.	6.000%	10/31/33	15,000	15,225
	Citigroup, Inc.	5.850%	12/11/34	15,000	15,190
	Citigroup, Inc.	6.125%	8/25/36	15,000	15,432
	Credit Suisse First Boston USA, Inc.	4.625%	1/15/08	21,300	21,145
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	18,800	19,800
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	23,825	23,451

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	32,500	31,292
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	13,300	15,447
	Deutsche Bank Financial LLC	5.375%	3/2/15	8,250	8,199
	Fifth Third Bank	4.200%	2/23/10	33,000	32,037
3	HBOS Treasury Services PLC	3.750%	9/30/08	11,400	11,084
3	HBOS Treasury Services PLC	4.000%	9/15/09	10,000	9,682
3	HBOS Treasury Services PLC	6.000%	11/1/33	19,000	19,389
	HSBC Bank USA	4.625%	4/1/14	13,100	12,499
	HSBC Bank USA	5.875%	11/1/34	21,000	20,904
	HSBC Holdings PLC	7.625%	5/17/32	15,800	19,285
	HSBC Holdings PLC	6.500%	5/2/36	22,000	23,360
	Huntington National Bank	4.375%	1/15/10	16,000	15,459
	J.P. Morgan, Inc.	5.750%	10/15/08	20,000	20,207
	J.P. Morgan, Inc.	6.250%	1/15/09	20,000	20,472
	JPMorgan Chase & Co.	3.500%	3/15/09	12,000	11,556
	JPMorgan Chase & Co.	5.750%	1/2/13	14,000	14,193
	JPMorgan Chase & Co.	5.125%	9/15/14	9,665	9,454
	Mellon Funding Corp.	5.000%	12/1/14	12,000	11,657
3	Mizuho Finance (Cayman)	5.790%	4/15/14	32,000	32,531
3	National Australia Bank	4.800%	4/6/10	21,000	20,721
	National City Bank of Pennsylvania	7.250%	10/21/11	22,000	23,960
	National Westminster Bank PLC	7.375%	10/1/09	29,825	31,629
	Northern Trust Co.	4.600%	2/1/13	10,000	9,634
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	8,870	9,773
	PNC Bank NA	5.250%	1/15/17	16,000	15,642
	Regions Financial Corp.	7.000%	3/1/11	25,000	26,691
	Republic New York Corp.	5.875%	10/15/08	15,000	15,191
	Royal Bank of Canada	5.650%	7/20/11	20,000	20,449
	Royal Bank of Scotland Group PLC	6.400%	4/1/09	14,000	14,406
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	18,563
	Sanwa Bank Ltd.	8.350%	7/15/09	3,570	3,850
	Sanwa Bank Ltd.	7.400%	6/15/11	22,000	23,804
3	Sovereign Bancorp, Inc.	4.800%	9/1/10	6,265	6,123
	SunTrust Banks, Inc.	5.050%	7/1/07	20,000	19,978
	SunTrust Banks, Inc.	6.375%	4/1/11	15,000	15,680
	UFJ Finance Aruba AEC	6.750%	7/15/13	20,000	21,423
	US Bancorp	5.100%	7/15/07	17,000	16,979
	US Bank NA	3.900%	8/15/08	20,000	19,534
	US Bank NA	6.375%	8/1/11	25,000	26,314
	US Bank NA	4.950%	10/30/14	12,400	12,127
	Wachovia Bank NA	4.800%	11/1/14	19,640	18,830
	Wachovia Corp.	6.000%	10/30/08	15,000	15,239
	Wachovia Corp.	4.875%	2/15/14	19,250	18,599
	Wachovia Corp.	5.250%	8/1/14	5,860	5,787
	Wachovia Corp.	6.605%	10/1/25	15,000	15,971
	Washington Mutual, Inc.	5.250%	9/15/17	38,000	36,478
	Wells Fargo & Co.	3.500%	4/4/08	17,000	16,585
	Wells Fargo & Co.	3.125%	4/1/09	12,400	11,832
	Wells Fargo Bank NA	7.550%	6/21/10	25,000	26,994
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	25,571
	World Savings Bank, FSB	4.125%	3/10/08	20,000	19,694
	World Savings Bank, FSB	4.500%	6/15/09	6,000	5,905
	World Savings Bank, FSB	4.125%	12/15/09	16,000	15,518

	Brokerage (2.1%)
	Bear Stearns Co., Inc.	3.250%	3/25/09	15,500	14,839
	Goldman Sachs Group, Inc.	3.875%	1/15/09	30,000	29,200
	Goldman Sachs Group, Inc.	5.250%	10/15/13	29,400	29,030

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group, Inc.	6.125%	2/15/33	12,200	12,210
	Lehman Brothers Holdings, Inc.	3.600%	3/13/09	8,970	8,663
	Lehman Brothers Holdings, Inc.	4.800%	3/13/14	15,000	14,412
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	27,125	26,529
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	15,000	14,642
	Morgan Stanley Dean Witter	3.875%	1/15/09	36,000	35,032
	Morgan Stanley Dean Witter	5.300%	3/1/13	37,925	37,762
	Morgan Stanley Dean Witter	7.250%	4/1/32	27,100	31,860

	Finance Companies (2.3%)
	American Express Centurion Bank	4.375%	7/30/09	11,500	11,290
	American Express Co.	5.500%	9/12/16	25,000	25,099
	American General Finance Corp.	4.500%	11/15/07	5,000	4,957
	American General Finance Corp.	2.750%	6/15/08	15,100	14,509
	American General Finance Corp.	4.000%	3/15/11	12,000	11,376
	CIT Group, Inc.	7.750%	4/2/12	10,100	11,181
	General Electric Capital Corp.	7.375%	1/19/10	10,000	10,681
	General Electric Capital Corp.	8.125%	5/15/12	10,000	11,403
	General Electric Capital Corp.	5.450%	1/15/13	25,550	25,863
	General Electric Capital Corp.	6.750%	3/15/32	74,050	84,992
	HSBC Finance Corp.	4.625%	1/15/08	13,700	13,602
	HSBC Finance Corp.	5.250%	1/14/11	10,000	10,000
	HSBC Finance Corp.	4.750%	7/15/13	12,225	11,800
	HSBC Finance Corp.	5.500%	1/19/16	3,000	2,998
	Wells Fargo Financial	5.500%	8/1/12	34,100	34,633

	Insurance (3.6%)
	AXA Financial, Inc.	6.500%	4/1/08	10,000	10,171
	Allstate Corp.	7.500%	6/15/13	20,000	22,323
	Allstate Life Global Funding	4.250%	2/26/10	13,000	12,629
	American International Group, Inc.	2.875%	5/15/08	14,250	13,736
	American International Group, Inc.	4.250%	5/15/13	14,250	13,410
	American International Group, Inc.	6.250%	5/1/36	15,000	15,799
	CIGNA Corp.	7.000%	1/15/11	4,900	5,173
	Chubb Corp.	6.000%	11/15/11	4,500	4,641
	Cincinnati Financial Corp.	6.920%	5/15/28	11,750	12,870
	Genworth Financial, Inc.	5.125%	3/15/11	17,635	17,590
	Genworth Financial, Inc.	5.750%	5/15/13	10,000	10,254
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	16,665	16,617
	Hartford Life, Inc.	7.375%	3/1/31	26,000	31,239
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	25,626
	MBIA, Inc.	7.000%	12/15/25	19,500	21,448
3	MetLife Global Funding I	4.625%	8/19/10	15,000	14,608
3	MetLife Global Funding I	5.750%	7/25/11	15,000	15,321
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	29,884
3	New York Life Insurance	5.875%	5/15/33	39,760	40,660
	Principal Life Income Funding	5.125%	3/1/11	18,895	18,803
	Protective Life Secured Trust	3.700%	11/24/08	9,985	9,682
	Prudential Financial, Inc.	5.100%	9/20/14	12,000	11,703
	Prudential Financial, Inc.	4.750%	6/13/15	21,000	19,911
	Travelers Property Casualty Corp.	5.000%	3/15/13	6,200	6,008
	Travelers Property Casualty Corp.	6.375%	3/15/33	6,680	6,903
	UnitedHealth Group, Inc.	5.375%	3/15/16	16,000	15,810
	XL Capital Ltd.	5.250%	9/15/14	16,000	15,537

	Real Estate Investment Trusts (0.3%)
	Brandywine Operating Partnership	5.750%	4/1/12	10,030	10,091
	Simon Property Group Inc.	5.875%	3/1/17	25,000	25,265

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Financial Other (0.6%)
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	48,255	46,924
3	SovRisc BV	4.625%	10/31/08	25,000	24,839
					2,470,047
Industrial (19.8%)
	Basic Industry (2.6%)
	Alcan, Inc.	4.875%	9/15/12	10,500	10,193
	Alcan, Inc.	4.500%	5/15/13	22,300	20,997
	Alcoa, Inc.	6.500%	6/1/11	45,000	47,268
	BHP Billiton Finance	4.800%	4/15/13	33,500	32,339
	Dow Chemical Co.	5.750%	12/15/08	50,000	50,544
	E.I. du Pont de Nemours & Co.	6.750%	9/1/07	25,000	25,309
	E.I. du Pont de Nemours & Co.	3.375%	11/15/07	5,000	4,902
	E.I. du Pont de Nemours & Co.	4.125%	3/6/13	27,200	25,426
	International Paper Co.	5.850%	10/30/12	18,300	18,685
	Monsanto Co.	5.500%	8/15/25	9,550	9,162
	Monsanto Co.	5.500%	7/30/35	15,000	14,038
	PPG Industries, Inc.	6.875%	2/15/12	7,017	7,497
	Praxair, Inc.	6.375%	4/1/12	25,000	26,281
	Rio Tinto Finance USA Ltd.	2.625%	9/30/08	15,000	14,278
	Weyerhaeuser Co.	5.950%	11/1/08	4,264	4,312

	Capital Goods (3.0%)
	Boeing Capital Corp.	4.750%	8/25/08	10,470	10,398
	Boeing Co.	6.625%	2/15/38	20,950	24,042
	Caterpillar Financial Services Corp.	3.625%	11/15/07	12,800	12,573
	Caterpillar Financial Services Corp.	2.700%	7/15/08	11,800	11,303
	Caterpillar, Inc.	6.550%	5/1/11	5,000	5,271
	Caterpillar, Inc.	6.625%	7/15/28	6,000	6,704
	Caterpillar, Inc.	6.950%	5/1/42	15,000	17,666
	General Dynamics Corp.	3.000%	5/15/08	11,400	11,020
	General Dynamics Corp.	4.250%	5/15/13	41,100	38,854
	Goodrich Corp.	6.800%	2/1/18	7,135	7,516
	Goodrich Corp.	7.000%	4/15/38	5,250	5,683
	Illinois Tool Works, Inc.	5.750%	3/1/09	25,000	25,404
	John Deere Capital Corp.	4.500%	8/22/07	10,000	9,930
	John Deere Capital Corp.	4.625%	4/15/09	15,000	14,813
	John Deere Capital Corp.	7.000%	3/15/12	25,000	26,988
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	25,000	27,467
	PACTIV Corp.	8.125%	6/15/17	20,000	22,694
3	Siemens Financieringsmat	5.750%	10/17/16	25,000	25,476
	Tyco International Group SA	6.000%	11/15/13	20,800	21,469
	United Technologies Corp.	7.125%	11/15/10	25,000	26,790
	United Technologies Corp.	6.350%	3/1/11	5,000	5,224
	United Technologies Corp.	4.875%	5/1/15	15,000	14,567

	Communications (4.9%)
	AT&T Inc.	6.250%	3/15/11	15,500	16,006
	BellSouth Corp.	6.000%	10/15/11	31,000	31,695
	BellSouth Corp.	6.000%	11/15/34	34,000	31,989
	CBS Corp.	7.700%	7/30/10	26,740	28,722
	CBS Corp.	7.875%	7/30/30	5,760	6,298
	Chesapeake & Potomac Telephone Co.	7.875%	1/15/22	16,000	17,114
	Comcast Cable Communications, Inc.	6.200%	11/15/08	5,250	5,342
	Comcast Cable Communications, Inc.	6.750%	1/30/11	10,000	10,508
	Comcast Corp.	5.300%	1/15/14	21,000	20,458
	Deutsche Telekom International Finance	8.000%	6/15/10	7,000	7,639

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Deutsche Telekom International Finance	8.250%	6/15/30	39,200	47,659
	France Telecom	7.750%	3/1/11	24,000	26,294
	France Telecom	8.500%	3/1/31	20,800	27,164
	GTE California Inc.	6.700%	9/1/09	25,000	25,858
	Gannett Co., Inc.	4.125%	6/15/08	14,000	13,727
	Gannett Co., Inc.	6.375%	4/1/12	25,000	25,861
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	27,473
	New Cingular Wireless Services	8.750%	3/1/31	27,000	34,588
	New Jersey Bell Telephone Co.	8.000%	6/1/22	14,585	16,077
	News America Inc.	6.200%	12/15/34	11,000	10,495
	Sprint Capital Corp.	8.750%	3/15/32	10,200	12,479
	Telecom Italia Capital	4.950%	9/30/14	7,000	6,415
	Telecom Italia Capital	5.250%	10/1/15	7,500	6,967
	Telecom Italia Capital	6.000%	9/30/34	16,750	15,048
	Telefonica Europe BV	7.750%	9/15/10	25,000	27,054
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	13,548
	Verizon Virginia, Inc.	4.625%	3/15/13	10,800	10,082
	Verizon Wireless Capital	5.375%	12/15/06	10,000	9,998
	Vodafone Group PLC	5.375%	1/30/15	11,250	10,960
	Washington Post Co.	5.500%	2/15/09	50,000	49,968

	Consumer Cyclicals (1.8%)
	CVS Corp.	4.875%	9/15/14	12,000	11,420
	CVS Corp.	6.125%	8/15/16	14,285	14,610
	Home Depot Inc.	3.750%	9/15/09	12,000	11,576
	Lowe’s Cos., Inc.	5.000%	10/15/15	28,125	27,354
	McDonald’s Corp.	5.750%	3/1/12	10,000	10,248
	Target Corp.	6.350%	1/15/11	16,500	17,251
	Target Corp.	5.875%	3/1/12	31,000	31,963
	The Walt Disney Co.	5.625%	9/15/16	20,000	20,116
	Time Warner, Inc.	6.875%	5/1/12	10,000	10,550
	Wal-Mart Stores, Inc.	4.375%	7/12/07	10,000	9,933
	Wal-Mart Stores, Inc.	6.875%	8/10/09	50,000	52,355

	Consumer Noncyclicals (4.3%)
	Abbott Laboratories	4.350%	3/15/14	20,000	18,822
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	31,125	32,202
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	5,000	5,539
	Archer-Daniels-Midland Co.	8.875%	4/15/11	5,325	6,082
	Archer-Daniels-Midland Co.	7.125%	3/1/13	6,200	6,794
	Archer-Daniels-Midland Co.	5.935%	10/1/32	5,000	5,085
	Becton, Dickinson & Co.	4.550%	4/15/13	25,900	24,815
	Bestfoods	6.625%	4/15/28	25,000	27,296
3	Cargill Inc.	6.125%	9/15/36	22,000	22,478
	Clorox Co.	4.200%	1/15/10	14,535	14,091
	Coca-Cola Co.	5.750%	3/15/11	45,000	46,215
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	25,000	25,288
	Diageo Capital PLC	3.500%	11/19/07	10,400	10,195
	Diageo Capital PLC	3.375%	3/20/08	10,200	9,936
	Eli Lilly & Co.	6.000%	3/15/12	10,000	10,410
	Gillette Co.	4.125%	8/30/07	5,000	4,950
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	9,469
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	15,665
	Johnson & Johnson	3.800%	5/15/13	19,895	18,588
	Johnson & Johnson	6.730%	11/15/23	15,000	17,176
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	26,770
	Kraft Foods, Inc.	5.625%	11/1/11	22,625	22,848
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	4,030	4,076

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pepsico, Inc.	3.200%	5/15/07	18,000	17,777
	Pharmacia Corp.	6.500%	12/1/18	1,500	1,650
	Pharmacia Corp.	6.600%	12/1/28	10,500	11,971
	Procter & Gamble Co.	4.750%	6/15/07	20,000	19,919
	Procter & Gamble Co.	4.300%	8/15/08	13,000	12,827
	Procter & Gamble Co.	6.450%	1/15/26	25,000	27,584
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	24,616	30,933
	Schering-Plough Corp.	5.550%	12/1/13	16,985	17,046

	Energy (1.9%)
	Amoco Corp.	6.500%	8/1/07	5,000	5,046
	Anadarko Petroleum Corp.	3.250%	5/1/08	10,800	10,454
	Anadarko Petroleum Corp.	6.450%	9/15/36	20,000	20,379
	BP Capital Markets America	4.200%	6/15/18	6,300	5,677
	Burlington Resources, Inc.	6.500%	12/1/11	25,000	26,407
	ChevronTexaco Capital Co.	3.500%	9/17/07	22,000	21,641
	ChevronTexaco Corp.	8.625%	4/1/32	25,000	34,948
	Devon Financing Corp.	7.875%	9/30/31	15,000	18,241
	Encana Corp.	6.500%	8/15/34	15,000	15,616
	Halliburton Co.	5.500%	10/15/10	15,400	15,486
	Phillips Petroleum Co.	7.000%	3/30/29	11,500	13,193
	Suncor Energy, Inc.	5.950%	12/1/34	28,000	28,506
	Valero Energy Corp.	7.500%	4/15/32	16,600	19,164

	Technology (0.6%)
	Cisco Systems Inc.	5.250%	2/22/11	18,200	18,281
	Hewlett-Packard Co.	3.625%	3/15/08	10,800	10,560
	International Business Machines Corp.	4.250%	9/15/09	5,000	4,889
	International Business Machines Corp.	4.750%	11/29/12	5,000	4,883
	International Business Machines Corp.	7.000%	10/30/25	25,000	28,501
	Pitney Bowes, Inc.	4.750%	5/15/18	10,000	9,307

	Transportation (0.2%)
	CSX Corp.	6.750%	3/15/11	4,820	5,097
	Norfolk Southern Corp.	6.200%	4/15/09	15,000	15,342

	Other (0.5%)
	Dover Corp.	4.875%	10/15/15	20,000	19,302
	Eaton Corp.	5.750%	7/15/12	15,600	15,946
	Eaton Corp.	6.500%	6/1/25	10,000	10,793
	Eaton Corp.	5.250%	6/15/35	14,500	13,547
	Stanley Works	3.500%	11/1/07	5,000	4,903
					2,414,551
Utilities (3.2%)
	Electric Utilities (3.2%)
	Boston Edison Co.	4.875%	10/15/12	20,800	20,344
	Commonwealth Edison Co.	6.150%	3/15/12	20,000	20,487
	Consolidated Edison Co. of New York	5.625%	7/1/12	16,205	16,458
	Consolidated Edison Co. of New York	4.875%	2/1/13	9,700	9,466
	Consolidated Edison Co. of New York	3.850%	6/15/13	6,000	5,477
	Duke Energy Corp.	6.250%	1/15/12	20,000	20,897
	Exelon Corp.	6.750%	5/1/11	17,500	18,385
	Florida Power & Light Co.	4.850%	2/1/13	12,000	11,752
	Florida Power & Light Co.	5.625%	4/1/34	5,000	4,929
	Florida Power Corp.	6.650%	7/15/11	25,000	26,370
	Georgia Power Co.	4.875%	7/15/07	25,000	24,907
	Georgia Power Co.	5.125%	11/15/12	5,000	4,954

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kentucky Utilities Co.	7.920%	5/15/07	5,000	5,048
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	43,724
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	11,601
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	10,577
PECO Energy Co.	4.750%	10/1/12	12,000	11,651
PacifiCorp	6.625%	6/1/07	10,000	10,076
SCANA Corp.	6.875%	5/15/11	25,000	26,587
SCANA Corp.	6.250%	2/1/12	28,930	30,047
Southern California Edison Co.	5.000%	1/15/14	11,800	11,527
3 United Electric Distribution	4.700%	4/15/11	3,875	3,775
Virginia Electric & Power Co.	4.750%	3/1/13	16,350	15,680
Wisconsin Power & Light Co.	5.700%	10/15/08	12,650	12,750
Wisconsin Public Service	6.125%	8/1/11	8,000	8,293
				385,762
Total Corporate Bonds (Cost $6,020,069)				6,034,869
Sovereign Bonds (U.S. Dollar-Denominated) (6.0%)
African Development Bank	4.500%	1/15/09	22,500	22,326
African Development Bank	3.750%	1/15/10	6,400	6,179
Asian Development Bank	4.500%	9/4/12	40,000	39,090
BK Nederlandse Gemeenten	6.000%	3/26/12	50,000	52,297
European Investment Bank	3.500%	3/14/08	26,000	25,520
European Investment Bank	4.000%	3/3/10	20,000	19,446
European Investment Bank	4.625%	5/15/14	54,000	52,837
European Investment Bank	4.625%	10/20/15	15,000	14,608
Inter-American Development Bank	3.375%	3/17/08	30,000	29,355
International Bank for Reconstruction & Development	4.125%	6/24/09	11,800	11,602
Japan Bank International	4.750%	5/25/11	35,000	34,643
Kreditanstalt fur Wiederaufbau	3.375%	1/23/08	60,000	58,764
Kreditanstalt fur Wiederaufbau	3.500%	3/14/08	18,000	17,622
Kreditanstalt fur Wiederaufbau	3.250%	3/30/09	18,000	17,299
^Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	22,000	20,827
Landwirtschaftliche Rentenbank	4.125%	7/15/08	67,000	65,980
Oesterreichische Kontrollbank	4.250%	10/6/10	15,000	14,686
Oesterreichische Kontrollbank	4.500%	3/9/15	17,000	16,480
Province of British Columbia	5.375%	10/29/08	9,500	9,600
Province of Manitoba	4.450%	4/12/10	20,000	19,608
Province of New Brunswick	3.500%	10/23/07	4,600	4,521
Province of Ontario	5.125%	7/17/12	25,000	25,144
^Province of Ontario	4.500%	2/3/15	40,000	38,629
Province of Quebec	6.125%	1/22/11	19,500	20,251
Quebec Hydro Electric	6.300%	5/11/11	50,000	51,946
Republic of Italy	5.625%	6/15/12	40,000	40,990
Total Sovereign Bonds (Cost $741,322)				730,250
Taxable Municipal Bonds (1.8%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	9,675	9,250
Illinois (Taxable Pension) GO	5.100%	6/1/33	91,400	87,572
Oregon School Board Assn.	4.759%	6/30/28	15,000	13,787
President and Fellows of Harvard College	6.300%	10/1/37	68,000	72,988
Southern California Public Power Auth.	6.930%	5/15/17	30,000	34,221
Wisconsin Public Service Rev.	5.700%	5/1/26	9,000	9,227
Total Taxable Municipal Bonds (Cost $222,983)				227,045

		Market
		Value•
	Shares	($000)
Common Stocks (37.9%)
Consumer Staples (3.9%)
Altria Group, Inc.	2,031,700	155,527
Kellogg Co.	2,241,300	110,989
Kimberly-Clark Corp.	1,405,900	91,890
General Mills, Inc.	1,208,300	68,390
Campbell Soup Co.	1,207,200	44,063
		470,859
Energy (4.0%)
ExxonMobil Corp.	3,392,026	227,605
Chevron Corp.	2,042,200	132,457
ConocoPhillips Co.	1,427,900	85,003
Royal Dutch Shell PLC ADR Class B	669,256	45,764
		490,829
Financials (11.4%)
Bank of America Corp.	5,092,788	272,821
Citigroup, Inc.	4,259,300	211,559
PNC Financial Services Group	1,931,200	139,896
UBS AG (New York Shares)	2,215,000	131,372
JPMorgan Chase & Co.	2,007,300	94,263
The Allstate Corp.	1,168,400	73,294
Wells Fargo & Co.	1,958,400	70,855
Host Marriott Corp. REIT	2,948,700	67,614
U.S. Bancorp	1,948,900	64,742
SunTrust Banks, Inc.	800,800	61,886
The Chubb Corp.	1,123,000	58,351
Wachovia Corp.	842,200	46,995
The Bank of New York Co., Inc.	1,000,000	35,260
Comerica, Inc.	476,400	27,117
Washington Mutual, Inc.	480,500	20,887
KKR Financial Corp. REIT	590,200	14,484
		1,391,396
Health Care (2.6%)
Wyeth	2,426,100	123,343
Abbott Laboratories	1,467,900	71,281
Bristol-Myers Squibb Co.	2,357,800	58,756
AstraZeneca Group PLC ADR	492,200	30,762
Baxter International, Inc.	500,800	22,766
Pfizer Inc.	409,100	11,602
		318,510
Industrials (2.3%)
General Electric Co.	3,991,900	140,914
Pitney Bowes, Inc.	1,567,500	69,550
Waste Management, Inc.	1,326,600	48,660
R.R. Donnelley & Sons Co.	700,800	23,098
		282,222

Information Technology (0.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,926,500	18,494

Materials (4.0%)
Dow Chemical Co.	2,801,900	109,218
E.I. du Pont de Nemours & Co.	2,487,000	106,543
PPG Industries, Inc.	1,084,900	72,775
Weyerhaeuser Co.	1,006,800	61,948
Packaging Corp.of America	2,004,100	46,495
Air Products &Chemicals, Inc.	700,100	46,466
Lyondell Chemical Co.	1,000,000	25,370
International Paper Co.	626,850	21,708
		490,523
Telecommunication Services (4.5%)
AT&T Inc.	8,506,065	276,957
BellSouth Corp.	3,589,900	153,468
Verizon Communications Inc.	2,631,500	97,708
Vodafone Group PLC ADR	848,050	19,386
Chunghwa Telecom Co., Ltd. ADR	310,000	5,366
		552,885
Utilities (5.0%)
FPL Group, Inc.	4,609,800	207,441
Dominion Resources, Inc.	1,186,200	90,732
Exelon Corp.	1,400,100	84,762
Consolidated Edison Inc.	1,240,600	57,316
PPL Corp.	1,630,000	53,627
Southern Co.	1,541,600	53,123
SCANA Corp.	1,045,900	42,118
Entergy Corp.	289,900	22,679
		611,798
Total Common Stocks
(Cost $3,573,751)		4,627,516

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (1.3%)
Money Market Fund (0.2%)
4	Vanguard Market
	Liquidity Fund,
	5.306%—Note G	21,568,210	21,568

	Face
	Amount
	($000)
Repurchase Agreement (1.1%)
Goldman Sachs & Co.
5.370%,10/2/06
(Dated 9/29/06,
Repurchase Value $131,559,000,
collateralized by Federal
Home Loan Mortgage Corp.
4.000%–5.500%,
2/1/20–6/1/36)	131,500	131,500
Total Temporary Cash Investments
(Cost $153,068)		153,068
Total Investments (100.3%)
(Cost $11,179,021)		12,236,416
Other Assets and Liabilities (–0.3%)
Other Assets—Note C		133,325
Liabilities—Note G		(172,155)
		(38,830)
Net Assets (100%)		12,197,586

At September 30, 2006, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	10,813,860
Overdistributed Net Investment Income	(249)
Accumulated Net Realized Gains	326,580
Unrealized Appreciation	1,057,395
Net Assets	12,197,586

Investor Shares—Net Assets
Applicable to 345,277,166 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	7,579,637
Net Asset Value Per Share—
Investor Shares	$21.95

Admiral Shares—Net Assets
Applicable to 86,829,625 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	4,617,949
Net Asset Value Per Share—
Admiral Shares	$53.18

•	See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate value of these securities was $350,457,000, representing 2.9% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Statement of Operations
Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends	157,747
Interest	370,019
Security Lending	174
Total Income	527,940
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,333
Performance Adjustment	(728)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	12,768
Admiral Shares	3,392
Marketing and Distribution
Investor Shares	1,938
Admiral Shares	686
Custodian Fees	82
Auditing Fees	22
Shareholders’ Reports
Investor Shares	214
Admiral Shares	20
Trustees’ Fees and Expenses	13
Total Expenses	24,740
Expenses Paid Indirectly—Note D	(393)
Net Expenses	24,347
Net Investment Income	503,593
Realized Net Gain (Loss) on Investment Securities Sold	381,568
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(7,189)
Net Increase (Decrease) in Net Assets Resulting from Operations	877,972

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	503,593	448,894
Realized Net Gain (Loss)	381,568	209,623
Change in Unrealized Appreciation (Depreciation)	(7,189)	82,254
Net Increase (Decrease) in Net Assets Resulting from Operations	877,972	740,771
Distributions
Net Investment Income
Investor Shares	(313,981)	(356,752)
Admiral Shares	(188,826)	(93,985)
Realized Capital Gain[1]
Investor Shares	(135,445)	(16,117)
Admiral Shares	(76,238)	(2,841)
Total Distributions	(714,490)	(469,695)
Capital Share Transactions—Note H
Investor Shares	(471,707)	(1,140,390)
Admiral Shares	524,469	2,493,320
Net Increase (Decrease) from Capital Share Transactions	52,762	1,352,930
Total Increase (Decrease)	216,244	1,624,006
Net Assets
Beginning of Period	11,981,342	10,357,336
End of Period[2]	12,197,586	11,981,342

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $4,961,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($249,000) and ($1,035,000).

Financial Highlights

Wellesley Income Fund Investor Shares
			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.66	$21.11	$20.25	$19.08	$20.69
Investment Operations
Net Investment Income	.904	.851	.844	.862	.943
Net Realized and Unrealized Gain (Loss) on Investments	.673	.592	.871	1.163	(.886)
Total from Investment Operations	1.577	1.443	1.715	2.025	.057
Distributions
Dividends from Net Investment Income	(.903)	(.855)	(.855)	(.855)	(.955)
Distributions from Realized Capital Gains	(.384)	(.038)	—	—	(.712)
Total Distributions	(1.287)	(.893)	(.855)	(.855)	(1.667)
Net Asset Value, End of Period	$21.95	$21.66	$21.11	$20.25	$19.08

Total Return	7.61%	6.93%	8.60%	10.74%	0.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,580	$7,954	$8,851	$8,171	$6,985
Ratio of Total Expenses to Average Net Assets[1]	0.25%	0.24%	0.26%	0.31%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.21%	3.98%	4.06%	4.33%	4.72%
Portfolio Turnover Rate	19%	18%	23%	28%	43%

1.Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.01%, and 0.01%.

Wellesley Income Fund Admiral Shares
			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$52.47	$51.16	$49.07	$46.22	$50.14
Investment Operations
Net Investment Income	2.247	2.121	2.099	2.136	2.318
Net Realized and Unrealized Gain (Loss)on Investments	1.638	1.413	2.113	2.835	(2.164)
Total from Investment Operations	3.885	3.534	4.212	4.971	.154
Distributions
Dividends from Net Investment Income	(2.245)	(2.131)	(2.122)	(2.121)	(2.348)
Distributions from Realized Capital Gains	(.930)	(.093)	—	—	(1.726)
Total Distributions	(3.175)	(2.224)	(2.122)	(2.121)	(4.074)
Net Asset Value, End of Period	$53.18	$52.47	$51.16	$49.07	$46.22

Total Return	7.74%	7.01%	8.72%	10.89%	0.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,618	$4,027	$1,507	$1,274	$915
Ratio of Total Expenses to Average Net Assets[1]	0.14%	0.14%	0.15%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	4.32%	4.05%	4.17%	4.43%	4.78%
Portfolio Turnover Rate	19%	18%	23%	28%	43%

1.Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.01%, and 0.01%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the year ended September 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before a decrease of $728,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $1,274,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $348,000 and custodian fees by $45,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $30,989,000 from accumulated net realized gains to paid-in-capital.

For tax purposes, at September 30, 2006, the fund had $39,115,000 of ordinary income and $305,444,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $11,179,021,000. Net unrealized appreciation of investment securities for tax purposes was $1,057,395,000, consisting of unrealized gains of $1,205,074,000 on securities that had risen in value since their purchase and $147,679,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2006, the fund purchased $2,083,074,000 of investment securities and sold $2,222,823,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $187,502,000 and $110,741,000, respectively.

G. The market value of securities on loan to broker-dealers at September 30, 2006, was $21,017,000, for which the fund received cash collateral of $21,568,000.

H. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	985,222	46,086	1,800,594	83,305
Issued in Lieu of Cash Distributions	404,884	19,078	324,911	15,117
Redeemed	(1,861,813)	(87,144)	(3,265,895)	(150,365)
Net Increase (Decrease)—Investor Shares	(471,707)	(21,980)	(1,140,390)	(51,943)
Admiral Shares
Issued	969,253	18,665	2,668,265	50,627
Issued in Lieu of Cash Distributions	219,515	4,268	77,241	1,480
Redeemed	(664,299)	(12,853)	(252,186)	(4,806)
Net Increase (Decrease)—Admiral Shares	524,469	10,080	2,493,320	47,301

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $235,827,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $153,079,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 28.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.61%	6.77%	8.92%
Returns After Taxes on Distributions	6.02	5.14	6.41
Returns After Taxes on Distributions and Sale of Fund Shares	5.50	4.95	6.28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,063.34	$1.29
Admiral Shares	1,000.00	1,063.92	0.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.32	0.76

1. The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the amended agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of investment management of the fund over both the short and long term and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the Wellesley Income Fund since its inception in 1970. The advisor continues to employ a sound process, selecting high-quality securities that will provide income stability and limit capital risks. Bonds are actively managed with a focus on maintaining an intermediate duration. Stocks are selected using a bottom-up approach, focusing on large-company value stocks with above-average dividends and potential for income growth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the advisor has carried out its investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board also approved a change to the process for the quarterly calculation of Wellington’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the fund rather than on the average month-end net assets.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
142 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
142 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
142 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
142 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
142 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
142 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
142 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
142 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
142 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral ,Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2006: $22,000
Fiscal Year Ended September 30, 2005: $17,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2006: $2,347,620
Fiscal Year Ended September 30, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2006: $530,000
Fiscal Year Ended September 30, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2006: $101,300
Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2006: $0
Fiscal Year Ended September 30, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2006: $101,300
Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 17, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.